Exhibit 99.2

FINANCIAL SUPPLEMENT
As of June 30, 2012
Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance

Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co
Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED
Table Of Contents

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2011. Unless otherwise noted, all data is in U.S. dollars millions, except for per share amounts, percentages and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using operating income, as defined above, and average equity calculated as the arithmetic average on a monthly basis for the stated periods of shareholders’ equity excluding the aggregate value of the liquidation preferences net of issue expenses of our preference shares.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 25 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 25 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year ratios to evaluate current underwriting performance. The accident year ratios exclude the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current period. Please see pages 13-14 for a reconciliation of accident year ratios to underwriting ratios calculated in accordance with U.S. GAAP.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2012	2011	Change	2012	2011	Change
Gross written premium	$666.6	$582.2	14.5%	$1,448.7	$1,253.5	15.6%
Net written premium	$581.9	$525.7	10.7%	$1,215.4	$1,035.3	17.4%
Net earned premium	$513.4	$459.8	11.7%	$1,008.8	$912.2	10.6%
Net income/(loss) after tax (1)	$84.6	$9.1	829.7%	$163.3	$(143.7)	NM
Operating income/(loss) after tax (1)	$105.8	$30.8	243.5%	$176.3	$(130.9)	NM
Net investment income	$52.8	$58.6	(9.9%)	$105.2	$114.1	(7.8%)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$1.07	$0.05	NM	$2.10	$(2.19)	NM
Operating income/(loss) adjusted for preference share dividend (1)	$1.36	$0.36	277.8%	$2.28	$(2.01)	NM
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$1.03	$0.05	NM	$2.02	$(2.19)	NM
Operating income/(loss) adjusted for preference share dividend (1)	$1.32	$0.35	277.1%	$2.20	$(2.01)	NM
Weighted average number of ordinary shares outstanding (in millions of shares)	71.304	70.792	0.7%	71.124	70.673	0.6%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.846	73.569	0.4%	73.844	70.673	4.5%
Book value per ordinary share (1)	$41.41	$38.64	7.2%	$41.41	$38.64	7.2%
Diluted book value per ordinary share (1)	$40.01	$37.24	7.4%	$40.01	$37.24	7.4%
Ordinary shares outstanding at June 30, 2012 and June 30, 2011 (in millions of shares)	70.687	70.833
Diluted ordinary shares outstanding at June 30, 2012 and June 30, 2011 (in millions of shares)	73.161	73.492

Underwriting Ratios
Loss ratio	51.1%	71.0%		54.1%	93.8%
Policy acquisition expense ratio	19.9%	18.9%		19.6%	18.4%
General, administrative and corporate expense ratio (1)	16.3%	15.4%		16.7%	14.6%
Expense ratio (1)	36.2%	34.3%		36.3%	33.0%
Combined ratio (1)	87.3%	105.3%		90.4%	126.8%

Return On Equity
Average equity (2)	$2,849.4	$2,766.1		$2,837.1	$2,767.3
Return on average equity
Net income/(loss) adjusted for preference share dividend (1)	2.7%	0.1%		5.3%	(5.6%)
Operating income/(loss) adjusted for preference share dividend (1)	3.4%	0.9%		5.7%	(5.1%)
Annualized return on average equity
Net income/(loss) (1)	10.8%	0.4%		10.6%	(11.2%)
Operating income/(loss) (1)	13.6%	3.6%		11.4%	(10.2%)

See pages 7, 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Average equity excludes preference shares.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Quarterly

(in US$ millions except for percentages and per share amounts)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

UNDERWRITING REVENUES
Gross written premiums	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3
Premiums ceded	(84.7)	(148.6)	(27.5)	(33.0)	(56.5)	(161.7)

Net written premiums	581.9	633.5	431.2	462.6	525.7	509.6
Change in unearned premiums	(68.5)	(138.1)	58.2	24.3	(65.9)	(57.2)

Net earned premiums	513.4	495.4	489.4	486.9	459.8	452.4

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	262.1	284.0	394.5	306.2	326.4	528.9
Policy acquisition expenses	102.0	96.1	85.5	93.4	86.7	81.4
General, administrative and corporate expenses (1)	83.5	84.8	79.3	72.1	70.7	62.5

Total underwriting expenses	447.6	464.9	559.3	471.7	483.8	672.8

Underwriting income/(loss) including corporate expenses	65.8	30.5	(69.9)	15.2	(24.0)	(220.4)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	52.8	52.4	54.2	57.3	58.6	55.5
Interest expense	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)
Other income/(expense)	2.9	(0.3)	3.6	(9.1)	6.8	(8.1)

Total other operating revenue	48.0	44.4	50.1	40.5	57.7	39.7

OPERATING INCOME/(LOSS) BEFORE TAX	113.8	74.9	(19.8)	55.7	33.7	(180.7)

Net realized and unrealized exchange (losses)/gains (2)	(13.0)	3.7	2.3	0.3	(7.7)	2.9
Net realized and unrealized investment (losses)/gains (3)	(10.0)	5.5	6.0	(32.9)	(15.7)	8.5

INCOME/(LOSS) BEFORE TAX	90.8	84.1	(11.5)	23.1	10.3	(169.3)
Income tax (expense)/recovery	(6.2)	(5.4)	23.9	(2.0)	(1.2)	16.5

NET INCOME/(LOSS) AFTER TAX	84.6	78.7	12.4	21.1	9.1	(152.8)
Dividends paid on ordinary shares	(12.2)	(10.6)	(10.7)	(10.6)	(10.6)	(10.6)
Dividends paid on preference shares	(8.3)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Proportion due to non-controlling interest	0.2	0.1	(0.1)	(0.3)	0.2	0.2

Retained income/(loss)	$64.3	$62.5	$(4.1)	$4.5	$(7.0)	$(168.9)

Components of net income/(loss) after tax
Operating income/(loss)	$105.8	$70.5	$5.0	$55.4	$30.8	$(161.7)
Net realized and unrealized exchange (losses)/gains after tax (2)	(10.9)	3.0	3.7	(0.8)	(4.8)	1.8
Net realized and unrealized investment (losses)/gains after tax (3)	(10.3)	5.2	3.7	(33.5)	(16.9)	7.1

NET INCOME/(LOSS) AFTER TAX	$84.6	$78.7	$12.4	$21.1	$9.1	$(152.8)

Loss ratio	51.1%	57.3%	80.6%	62.9%	71.0%	116.9%
Policy acquisition expense ratio	19.9%	19.4%	17.5%	19.2%	18.9%	18.0%
General, administrative and corporate expense ratio	16.3%	17.1%	16.2%	14.8%	15.4%	13.8%
Expense ratio	36.2%	36.5%	33.7%	34.0%	34.3%	31.8%
Combined ratio	87.3%	93.8%	114.3%	96.9%	105.3%	148.7%
Basic earnings/(losses) per share (4)	$1.07	$1.03	$0.09	$0.22	$0.05	$(2.25)
Diluted earnings(losses) per share (4)	$1.03	$0.99	$0.09	$0.21	$0.05	$(2.25)

Annualized return on average equity
Net income/(loss)	10.8%	10.4%	0.8%	2.4%	0.4%	(22.8%)
Operating income/(loss)	13.6%	9.2%	-	7.2%	3.6%	(24.0%)

See pages 7, 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(4) Adjusted for preference share dividend.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date

	Six Months Ended June 30,
(in US$ millions except for percentages)	2012	2011	2010
UNDERWRITING REVENUES
Gross written premiums	$ 1,448.7	$ 1,253.5	$ 1,248.2
Premiums ceded	(233.3)	(218.2)	(129.3)

Net written premiums	$ 1,215.4	$ 1,035.3	$ 1,118.9
Change in unearned premiums	(206.6)	(123.1)	(171.4)

Net earned premiums	$ 1,008.8	$ 912.2	$ 947.5

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	546.1	855.3	655.5
Policy acquisition expenses	198.1	168.1	162.3
General, administrative and corporate expenses (1)	168.3	133.2	115.1

Total underwriting expenses	912.5	1,156.6	932.9

Underwriting income/(loss) including corporate expenses	96.3	(244.4)	14.6

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	105.2	114.1	116.9
Interest expense	(15.4)	(15.4)	(7.8)
Other income/(expense)	2.6	(1.3)	0.8

Total other operating revenue	92.4	97.4	109.9

OPERATING INCOME/(LOSS) BEFORE TAX	188.7	(147.0)	124.5

Net realized and unrealized exchange (losses) (2)	(9.3)	(4.8)	(1.1)
Net realized and unrealized investment (losses)/gains (3)	(4.5)	(7.2)	17.9

INCOME/(LOSS) BEFORE TAX	174.9	(159.0)	141.3
Income tax (expense)/recovery	(11.6)	15.3	(14.1)

NET INCOME/(LOSS) AFTER TAX	163.3	(143.7)	127.2
Dividends paid on ordinary shares	(22.8)	(21.2)	(23.5)
Dividends paid on preference shares	(14.0)	(11.4)	(11.4)
Proportion due to non-controlling interest	0.3	0.4	-

Retained income/(loss)	$ 126.8	$ (175.9)	$ 92.3

Components of net income after tax
Operating income/(loss)	$ 176.3	$ (130.9)	$ 111.1
Net realized and unrealized exchange (losses) after tax (2)	(7.9)	(3.0)	(0.3)
Net realized and unrealized investment (losses)/gains after tax (3)	(5.1)	(9.8)	16.4

NET INCOME/(LOSS) AFTER TAX	$ 163.3	$ (143.7)	$ 127.2

Loss ratio	54.1%	93.8%	69.2%
Policy acquisition expense ratio	19.6%	18.4%	17.1%
General, administrative and corporate expense ratio	16.7%	14.6%	12.1%
Expense ratio	36.3%	33.0%	29.2%
Combined ratio	90.4%	126.8%	98.4%

See pages 7, 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
ASSETS
Investments
Fixed income maturities	$5,791.2	$5,842.1	$5,820.2	$5,992.8	$5,972.8	$5,896.1	$5,766.6
Equity securities	187.4	188.1	179.5	163.8	178.1	173.5	-
Other investments	33.1	33.1	33.1	32.3	30.0	30.1	30.0
Short-term investments	503.6	433.8	302.3	295.9	202.8	187.6	289.7

Total investments	6,515.3	6,497.1	6,335.1	6,484.8	6,383.7	6,287.3	6,086.3
Cash and cash equivalents	1,309.0	1,173.3	1,239.1	1,038.8	1,074.1	1,116.9	1,179.1
Reinsurance recoverables
Unpaid losses	457.4	455.4	426.6	357.7	359.3	334.0	279.9
Ceded unearned premiums	190.8	175.3	87.8	129.9	146.2	167.4	62.4
Receivables
Underwriting premiums	1,063.3	1,061.2	894.4	957.2	1,054.3	940.0	821.7
Other	75.1	70.2	69.7	69.3	70.0	62.8	67.9
Funds withheld	91.0	86.9	90.7	65.1	81.9	86.3	83.3
Deferred policy acquisition costs (1)	233.2	215.3	184.5	192.1	191.0	178.2	155.1
Derivatives at fair value	3.3	0.9	1.3	5.8	5.7	7.4	6.8
Receivable for securities sold	9.5	2.0	1.1	0.5	21.2	10.6	0.2
Office properties and equipment	56.9	58.5	53.9	49.5	45.0	38.6	34.8
Income tax receivable	15.7	20.3	19.5	2.5	19.9	5.2	-
Other assets	39.3	31.1	36.8	31.2	30.2	29.4	21.9
Intangible assets	19.5	19.7	20.0	20.3	20.5	20.7	21.0

Total assets	$10,079.3	$9,867.2	$9,460.5	$9,404.7	$9,503.0	$9,284.8	$8,820.4

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,556.4	$4,585.7	$4,525.2	$4,399.4	$4,391.7	$4,229.3	$3,820.5
Unearned premiums	1,223.8	1,146.3	916.1	1,014.5	1,086.2	1,028.3	859.0

Total insurance reserves	5,780.2	5,732.0	5,441.3	5,413.9	5,477.9	5,257.6	4,679.5

Payables
Reinsurance premiums	109.5	192.2	155.8	135.2	181.6	226.9	113.7
Taxation	22.5	22.9	18.5	35.2	49.1	45.3	60.2
Accrued expenses and other payables	230.3	208.9	187.8	186.0	204.8	214.5	238.0
Liabilities under derivative contracts	2.7	1.3	2.1	-	-	3.5	-

Total payables	365.0	425.3	364.2	356.4	435.5	490.2	411.9

Long-term debt	499.0	499.0	499.0	498.9	498.9	498.8	498.8

Total liabilities	6,644.2	6,656.3	6,304.5	6,269.2	6,412.3	6,246.6	5,590.2

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.1	0.3	0.4	0.3	0.1	0.3	0.5
Preference shares	-	-	-	-	-	-	-
Additional paid-in capital	1,523.2	1,390.8	1,385.0	1,381.8	1,388.2	1,388.2	1,388.3
Retained earnings (1)	1,468.4	1,404.1	1,341.6	1,345.6	1,341.1	1,348.1	1,517.0
Accumulated other comprehensive income, net of taxes	443.3	415.6	428.9	407.7	361.2	301.5	324.3

Total shareholders’ equity	3,435.1	3,210.9	3,156.0	3,135.5	3,090.7	3,038.2	3,230.2

Total liabilities and shareholders’ equity	$10,079.3	$9,867.2	$9,460.5	$9,404.7	$9,503.0	$9,284.8	$8,820.4

Book value per ordinary share	$41.41	$39.96	$39.66	$39.41	$38.64	$37.96	$40.80

Book value per diluted ordinary share	$40.01	$38.58	$38.21	$38.07	$37.24	$36.48	$38.74

See pages 7, 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2012	June 30, 2011 (1)	June 30, 2012	June 30, 2011 (1)
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$ 1.07	$ 0.05	$ 2.10	$ (2.19)
Operating income/(loss) adjusted for preference share dividend	$ 1.36	$ 0.36	$ 2.28	$ (2.01)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$ 1.03	$ 0.05	$ 2.02	$ (2.19)
Operating income/(loss) adjusted for preference share dividend	$ 1.32	$ 0.35	$ 2.20	$ (2.01)

Weighted average number of ordinary shares outstanding (in millions) (2)	71.304	70.792	71.124	70.673
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions) (2)	73.846	73.569	73.844	70.673

Book value per ordinary share	$ 41.41	$ 38.64	$ 41.41	$ 38.64
Diluted book value per ordinary share	$ 40.01	$ 37.24	$ 40.01	$ 37.24

Ordinary shares outstanding at end of the period (in millions)	70.687	70.833	70.687	70.833
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	73.161	73.492	73.161	73.492

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) The basic and diluted number of ordinary shares for the six months ended June 30, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Average shareholders’ equity (1)	$3,323.0	$3,119.7	$3,259.3	$3,120.9
Average preference shares	(473.6)	(353.6)	(422.2)	(353.6)

Average equity (2)	$2,849.4	$2,766.1	$2,837.1	$2,767.3

Return on average equity:
Net income/(loss) adjusted for preference share dividend	2.7%	0.1%	5.3%	(5.6%)
Operating income/(loss) adjusted for preference share dividend	3.4%	0.9%	5.7%	(5.1%)

Annualized return on average equity:
Net income/(loss)	10.8%	0.4%	10.6%	(11.2%)
Operating income/(loss)	13.6%	3.6%	11.4%	(10.2%)

Components of return on average equity:
Return on average equity from underwriting activity (3)	2.3%	(0.9%)	3.4%	(8.8%)
Return on average equity from investment and other activity (4)	1.4%	1.9%	2.8%	3.1%
Pre-tax operating income/(loss) return on average equity	3.7%	1.0%	6.2%	(5.7%)
Post-tax operating income/(loss) return on average equity (5)	3.4%	0.9%	5.7%	(5.1%)

See pages 24 and 25 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) As defined on page 1 and including accumulated other comprehensive income.

(3) Calculated by using underwriting income.

(4) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.

(5) Calculated by using operating income after-tax adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$299.8	$366.8	$666.6	$288.0	$294.2	$582.2
Net written premiums	276.8	305.1	581.9	256.9	268.8	525.7
Gross earned premiums	300.8	279.9	580.7	290.7	234.1	524.8
Net earned premiums	282.0	231.4	513.4	268.0	191.8	459.8
Losses and loss adjustment expenses	133.7	128.4	262.1	206.3	120.1	326.4
Policy acquisition expenses	59.3	42.7	102.0	49.1	37.6	86.7
General and administrative expenses (1)	30.0	42.1	72.1	26.9	29.8	56.7

Underwriting income/(loss)	$ 59.0	$ 18.2	$ 77.2	$(14.3)	$ 4.3	$(10.0)

Net investment income			52.8			58.6
Net realized and unrealized investment (losses) (2)			(10.0)			(15.7)
Corporate (expenses)			(11.4)			(14.0)
Other income			2.9			6.8
Interest (expenses)			(7.7)			(7.7)
Net realized and unrealized foreign exchange (losses) (3)			(13.0)			(7.7)

Income before income taxes			$ 90.8			$ 10.3
Income tax (expense)			(6.2)			(1.2)

Net income			$ 84.6			$ 9.1

Ratios
Loss ratio	47.4%	55.5%	51.1%	77.0%	62.6%	71.0%
Policy acquisition expense ratio	21.0%	18.5%	19.9%	18.3%	19.6%	18.9%
General and administrative expense ratio (1)(4)	10.6%	18.2%	16.3%	10.0%	15.5%	15.4%
Expense ratio	31.6%	36.7%	36.2%	28.3%	35.1%	34.3%
Combined ratio	79.0%	92.2%	87.3%	105.3%	97.7%	105.3%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$774.0	$674.7	$1,448.7	$ 725.1	$528.4	$1,253.5
Net written premiums	706.3	509.1	1,215.4	645.3	390.0	1,035.3
Gross earned premiums	591.0	546.8	1,137.8	575.5	458.1	1,033.6
Net earned premiums	553.0	455.8	1,008.8	540.0	372.2	912.2
Losses and loss adjustment expenses	269.3	276.8	546.1	616.4	238.9	855.3
Policy acquisition expenses	111.1	87.0	198.1	98.5	69.6	168.1
General and administrative expenses (1)	59.0	83.5	142.5	51.9	59.6	111.5

Underwriting income/(loss)	$113.6	$ 8.5	$ 122.1	$(226.8)	$ 4.1	$ (222.7)

Net investment income			105.2			114.1
Net realized and unrealized investment (losses) (2)			(4.5)			(7.2)
Corporate (expenses)			(25.8)			(21.7)
Other income/(expenses)			2.6			(1.3)
Interest (expense)			(15.4)			(15.4)
Net realized and unrealized foreign exchange (losses) (3)			(9.3)			(4.8)

Income/(loss) before income tax			$ 174.9			$ (159.0)
Income tax (expense)/recovery			(11.6)			15.3

Net income/(loss)			$ 163.3			$ (143.7)

Ratios
Loss ratio	48.7%	60.7%	54.1%	114.1%	64.2%	93.8%
Policy acquisition expense ratio	20.1%	19.1%	19.6%	18.2%	18.7%	18.4%
General and administrative expense ratio (1)(4)	10.7%	18.3%	16.7%	9.6%	16.0%	14.6%
Expense ratio	30.8%	37.4%	36.3%	27.8%	34.7%	33.0%
Combined ratio	79.5%	98.1%	90.4%	141.9%	98.9%	126.8%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED
Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Gross written premiums	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1
Net written premiums	276.8	429.5	182.3	270.5	256.9	388.4
Gross earned premiums	300.8	290.2	311.9	303.2	290.7	284.8
Net earned premiums	282.0	271.0	288.7	279.6	268.0	272.0
Net losses and loss adjustment expenses	133.7	135.6	278.1	188.8	206.3	410.1
Policy acquisition expenses	59.3	51.8	47.4	51.8	49.1	49.4
General and administrative expenses (1)	30.0	29.0	33.2	26.8	26.9	25.0

Underwriting income/(loss)	$59.0	$54.6	$(70.0)	$12.2	$(14.3)	$(212.5)

Ratios
Loss ratio	47.4%	50.0%	96.3%	67.5%	77.0%	150.8%
Policy acquisition expense ratio	21.0%	19.1%	16.4%	18.5%	18.3%	18.2%
General and administrative expense ratio	10.6%	10.7%	11.5%	9.6%	10.0%	9.2%
Expense ratio	31.6%	29.8%	27.9%	28.1%	28.3%	27.4%
Combined ratio	79.0%	79.8%	124.2%	95.6%	105.3%	178.2%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Gross written premiums	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2
Net written premiums	305.1	204.0	248.9	192.1	268.8	121.2
Gross earned premiums	279.9	266.9	245.7	246.7	234.1	224.0
Net earned premiums	231.4	224.4	200.7	207.3	191.8	180.4
Net losses and loss adjustment expenses	128.4	148.4	116.4	117.4	120.1	118.8
Policy acquisition expenses	42.7	44.3	38.1	41.6	37.6	32.0
General and administrative expenses (1)	42.1	41.4	33.5	34.9	29.8	29.8

Underwriting income/(loss)	$18.2	$(9.7)	$12.7	$13.4	$4.3	$(0.2)

Ratios
Loss ratio	55.5%	66.1%	58.0%	56.6%	62.6%	65.9%
Policy acquisition expense ratio	18.5%	19.7%	19.0%	20.1%	19.6%	17.7%
General and administrative expense ratio	18.2%	18.4%	16.7%	16.8%	15.5%	16.5%
Expense ratio	36.7%	38.1%	35.7%	36.9%	35.1%	34.2%
Combined ratio	92.2%	104.2%	93.7%	93.5%	97.7%	100.1%

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Written and Earned Premiums by Segment and Line of Business

(in US$ millions)

Gross Written Premium	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Reinsurance
Property Catastrophe Reinsurance	$91.9	$152.9	$9.4	$53.5	$93.0	$151.0
Other Property Reinsurance	81.0	78.5	64.8	78.6	70.9	64.8
Casualty Reinsurance	66.6	138.9	42.5	83.4	44.6	138.6
Specialty Reinsurance	60.3	103.9	69.6	60.6	79.5	82.7

Total Reinsurance	$299.8	$474.2	$186.3	$276.1	$288.0	$437.1

Insurance
Property Insurance	$113.0	$73.6	$65.7	$42.5	$73.6	$38.6
Casualty Insurance	51.8	35.0	46.6	38.1	32.9	19.6
Marine, Energy and Transportation Insurance	133.7	149.6	107.6	70.5	130.3	123.8
Financial and Professional Lines Insurance	68.3	49.7	52.5	68.4	57.4	52.2

Total Insurance	$366.8	$307.9	$272.4	$219.5	$294.2	$234.2

Total Gross Written Premiums	$666.6	$782.1	$458.7	$495.6	$582.2	$671.3

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$76.0	$123.5	$9.2	$53.5	$69.6	$116.1
Other Property Reinsurance	76.8	64.8	61.0	73.8	63.5	53.3
Casualty Reinsurance	66.5	137.3	42.5	82.6	44.3	136.4
Specialty Reinsurance	57.5	103.9	69.6	60.6	79.5	82.6

Total Reinsurance	$276.8	$429.5	$182.3	$270.5	$256.9	$388.4

Insurance
Property Insurance	$101.8	$40.0	$58.7	$31.2	$65.2	$1.6
Casualty Insurance	40.9	26.4	34.7	31.2	24.9	10.5
Marine, Energy and Transportation Insurance	103.4	140.7	107.5	59.8	121.5	98.8
Financial and Professional Lines Insurance	59.0	(3.1)	48.0	69.9	57.2	10.3

Total Insurance	$305.1	$204.0	$248.9	$192.1	$268.8	$121.2

Total Net Written Premiums	$581.9	$633.5	$431.2	$462.6	$525.7	$509.6

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$60.8	$62.9	$60.4	$52.1	$58.5	$71.6
Other Property Reinsurance	68.2	68.2	70.0	64.4	57.0	60.1
Casualty Reinsurance	88.1	66.9	75.7	95.3	75.7	82.4
Specialty Reinsurance	64.9	73.0	82.6	67.8	76.8	57.9

Total Reinsurance	$282.0	$271.0	$288.7	$279.6	$268.0	$272.0

Insurance
Property Insurance	$49.6	$42.4	$38.8	$28.0	$29.1	$28.2
Casualty Insurance	31.0	27.9	24.6	25.4	26.5	25.4
Marine, Energy and Transportation Insurance	110.9	102.6	100.4	96.6	99.2	93.3
Financial and Professional Lines Insurance	39.9	51.5	36.9	57.3	37.0	33.5

Total Insurance	$231.4	$224.4	$200.7	$207.3	$191.8	$180.4

Total Net Earned Premiums	$513.4	$495.4	$489.4	$486.9	$459.8	$452.4

ASPEN INSURANCE HOLDINGS LIMITED
Accident Year Ratios

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Before Accident Year Adjustment
Loss ratio	47.4%	55.5%	51.1%	77.0%	62.6%	71.0%
Policy acquisition expense ratio	21.0%	18.5%	19.9%	18.3%	19.6%	18.9%
General and administrative expense ratio (1)(2)	10.6%	18.2%	16.3%	10.0%	15.5%	15.4%
Expense ratio	31.6%	36.7%	36.2%	28.3%	35.1%	34.3%

Combined ratio	79.0%	92.2%	87.3%	105.3%	97.7%	105.3%

Accident Year Adjustment
Loss ratio	8.8%	7.6%	8.4%	10.6%	2.4%	7.1%
Policy acquisition expense ratio	0.7%	-	0.3%	(0.3)%	-	(0.1)%
General and administrative expense ratio (1)	0.8%	0.4%	0.8%	0.1%	(0.3)%	-
Expense ratio	1.5%	0.4%	1.1%	(0.2)%	(0.3)%	(0.1)%

Combined ratio	10.3%	8.0%	9.5%	10.4%	2.1%	7.0%

Accident Year Ratios
Current accident year loss ratio	56.2%	63.1%	59.5%	87.6%	65.0%	78.1%
Policy acquisition expense ratio	21.7%	18.5%	20.2%	18.0%	19.6%	18.8%
General and administrative expense ratio (1)	11.4%	18.6%	17.1%	10.1%	15.2%	15.4%
Expense ratio	33.1%	37.1%	37.3%	28.1%	34.8%	34.2%

Combined ratio	89.3%	100.2%	96.8%	115.7%	99.8%	112.3%

(1) The total group general and administrative expense ratio includes the impact from corporate expenses.

(2) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Accident Year Loss Ratios

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Before Accident Year Adjustment
Loss ratio	48.7%	60.7%	54.1%	114.1%	64.2%	93.8%
Policy acquisition expense ratio	20.1%	19.1%	19.6%	18.2%	18.7%	18.4%
General and administrative expense ratio (1)(2)	10.7%	18.3%	16.7%	9.6%	16.0%	14.6%
Expense ratio	30.8%	37.4%	36.3%	27.8%	34.7%	33.0%

Combined ratio	79.5%	98.1%	90.4%	141.9%	98.9%	126.8%

Accident Year Adjustment
Loss ratio	10.1%	6.9%	8.7%	9.6%	1.9%	6.3%
Policy acquisition expense ratio	0.4%	0.1%	0.2%	(0.8)%	-	(0.4)%
General and administrative expense ratio (1)	0.5%	0.5%	0.6%	0.1%	(0.1)%	-
Expense ratio	0.9%	0.6%	0.8%	(0.7)%	(0.1)%	(0.4)%

Combined ratio	11.0%	7.5%	9.5%	8.9%	1.8%	5.9%

Accident Year Ratios
Current accident year loss ratio	58.8%	67.6%	62.8%	123.7%	66.1%	100.1%
Policy acquisition expense ratio	20.5%	19.2%	19.8%	17.4%	18.7%	18.0%
General and administrative expense ratio (1)	11.2%	18.8%	17.3%	9.7%	15.9%	14.6%
Expense ratio	31.7%	38.0%	37.1%	27.1%	34.6%	32.6%

Combined ratio	90.5%	105.6%	99.9%	150.8%	100.7%	132.7%

(1) The total group general and administrative expense ratio includes the impact from corporate expenses.

(2) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders’ Equity

	Six Months Ended June 30,
(in US$ millions)	2012	2011
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	-	-

Non-Controlling Interest
Beginning of period	0.4	0.5
Change in non-controlling interest for the period	(0.3)	(0.4)

End of period	0.1	0.1

Additional paid-in capital
Beginning of period	1,385.0	1,388.3
New shares issued	2.0	0.5
Ordinary shares repurchased	(26.8)	(1.7)
Preference shares issued	154.5	-
Share-based compensation	8.5	1.1

End of period	1,523.2	1,388.2

Retained earnings
Beginning of period (1)	1,341.6	1,517.0
Net income/(loss) for the period (1)	163.3	(143.7)
Dividends paid on ordinary and preference shares	(36.8)	(32.6)
Proportion due to non-controlling interest	0.3	0.4

End of period	1,468.4	1,314.1

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes
Beginning of period	124.2	113.4
Change for the period	(10.9)	17.7

End of period	113.3	131.1

Loss on derivatives
Beginning of period	(0.7)	(1.0)
Reclassification to interest payable	0.1	0.1

End of period	(0.6)	(0.9)

Unrealized appreciation/(depreciation) on investments, net of taxes
Beginning of period	305.4	211.9
Change for the period	25.2	19.1

End of period	330.6	231.0

Total accumulated other comprehensive income	443.3	361.2

Total shareholders’ equity	$3,435.1	$3,090.7

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2012	2011	2012	2011
Net income/(loss) (1)	$ 84.6	$ 9.1	$163.3	$(143.7)

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	1.2	(1.4)	0.3	(8.4)
Change in net unrealized gains and losses on available for sale securities held	35.8	49.0	24.9	27.5
Loss on derivatives reclassified to interest expense	0.1	-	0.1	0.1
Change in foreign currency translation adjustment	(9.4)	12.1	(10.9)	17.7

Other comprehensive income	27.7	59.7	14.4	36.9

Comprehensive income/(loss)	$112.3	$68.8	$177.7	$(106.8)

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2012	2011	2012	2011
Net cash from operating activities	$ 60.2	$ 39.3	$ 159.6	$ 194.0
Net cash (used in) investing activities	(23.3)	(65.0)	(179.6)	(279.8)
Net cash (used in) financing activities	107.9	(16.3)	92.9	(33.8)
Effect of exchange rate movements on cash and cash equivalents	(9.1)	(0.8)	(3.0)	14.6

Increase in cash and cash equivalents	135.7	(42.8)	69.9	(105.0)
Cash at beginning of period	1,173.3	1,116.9	1,239.1	1,179.1

Cash at end of period	$1,309.0	$1,074.1	$1,309.0	$1,074.1

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2012	For the Twelve Months Ended December 31, 2011

Provision for losses and loss adjustment expenses at the start of the period	$4,525.2	$3,820.5
Reinsurance recoverables	(426.6)	(279.9)

Net loss and loss adjustment expenses at the start of the period	4,098.6	3,540.6

Net loss and loss adjustment expenses disposed	(8.8)	(20.6)

Provision for losses and loss adjustment expenses for claims incurred
Current period	611.6	1,648.3
Prior period release	(65.5)	(92.3)

Total incurred	546.1	1,556.0

Losses and loss adjustment expenses payments for claims incurred	(518.9)	(982.2)

Foreign exchange (gains)/losses	(18.0)	4.8

Net loss and loss adjustment expenses reserves at the end of the period	4,099.0	4,098.6
Reinsurance recoverables on unpaid losses at the end of the period	457.4	426.6

Gross loss and loss adjustment expenses reserves at the end of the period	$4,556.4	$4,525.2

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

(in US$ millions)	As At June 30, 2012			As At December 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,905.7	$(190.2)	$2,715.5	$2,953.5	$(183.5)	$2,770.0
Insurance	1,650.7	(267.2)	1,383.5	1,571.7	(243.1)	1,328.6

Total losses and loss adjustment expense reserves	$4,556.4	$(457.4)	$4,099.0	$4,525.2	$(426.6)	$4,098.6

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$12.6	$1.5	$14.1	$24.3	$1.0	$25.3
Insurance	15.5	(1.0)	14.5	(5.9)	13.4	$7.5

Release in reserves for prior years during the period	$28.1	$0.5	$28.6	$18.4	$14.4	$32.8

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$37.1	$5.1	$42.2	$46.0	$0.1	$46.1
Insurance	18.8	4.5	23.3	(15.5)	24.1	8.6

Release in reserves for prior years during the period	$55.9	$9.6	$65.5	$30.5	$24.2	$54.7

ASPEN INSURANCE HOLDINGS LIMITED

Worldwide Natural Catastrophe Exposures: Major Peril Zones

Source: Aspen analysis using RMS v11 occurrence exceedance probability as at June 1, 2012 and Shareholders’ Equity of $3,435.1 million at June 30, 2012. U.S. Wind is a blend of RMS v11 and AIR v13 weighted 50% for each model.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)

	Fair Market Value
Marketable Securities - Available For Sale	As At June 30, 2012	As At March 31, 2012	As At December 31, 2011	As At September 30, 2011	As At June 30, 2011

U.S. government securities	$975.7	$897.8	$932.4	$889.4	$777.4
U.S. agency securities	309.2	331.3	295.5	281.5	283.3
Municipal securities	39.9	38.7	35.6	36.5	30.8
Corporate securities	1,896.7	1,889.1	1,846.5	1,968.3	1,992.6
Foreign government securities	596.3	619.5	660.4	681.2	744.7
Asset-backed securities	62.0	63.4	61.0	59.0	60.4
FDIC Guaranteed	3.0	63.6	72.9	93.6	111.8
Bonds backed by foreign government	119.8	158.5	167.8	191.2	193.5
Mortgage-backed securities	1,384.8	1,382.7	1,353.7	1,408.0	1,395.6

Total fixed income maturities	5,387.4	5,444.6	5,425.8	5,608.7	5,590.1
Short-term investments	489.6	423.5	298.2	290.6	200.2
Equity securities	187.4	188.1	179.5	163.8	178.1

Total Available For Sale	$6,064.4	$6,056.2	$5,903.5	$6,063.1	$5,968.4

Marketable Securities - Trading
U.S. government securities	$38.8	$37.4	$32.3	$18.0	$6.0
U.S. agency securities	1.9	1.8	1.8	1.7	1.6
Municipal securities	2.9	2.9	2.9	2.9	2.9
Corporate securities	337.7	341.9	349.3	346.1	356.8
Foreign government securities	21.9	12.9	7.4	9.6	9.7
Asset-backed securities	0.6	0.6	0.7	5.8	5.7

Total fixed income maturities	403.8	397.5	394.4	384.1	382.7
Short-term investments	14.0	10.3	4.1	5.3	2.6

Total Trading	$417.8	$407.8	$398.5	$389.4	$385.3

Other investments	$33.1	$33.1	$33.1	$32.3	$30.0

Cash	1,309.0	1,173.3	1,239.1	1,038.8	1,074.1
Accrued interest	48.8	48.7	49.6	53.6	54.2

Total Cash and Accrued Interest	$1,357.8	$1,222.0	$1,288.7	$1,092.4	$1,128.3

Total Cash and Investments	$7,873.1	$7,719.1	$7,623.8	$7,577.2	$7,512.0

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Net investment income from fixed income investments and cash	$50.8	$51.0	$52.9	$55.6	$55.6	$55.3
Net investment income from equity securities	2.0	1.4	1.3	1.7	3.0	0.2

Net investment income	52.8	52.4	54.2	57.3	58.6	55.5
Net realized and unrealized investment gains (1)	2.2	9.0	8.9	3.2	9.8	8.4
Other-than-temporary impairment charges	(0.9)	-	-	-	-	-
Change in unrealized gains/(losses) on available for sale investments (gross of tax)	36.6	(11.7)	6.1	71.6	52.1	(33.6)

Total return on investments	$90.7	$49.7	$69.2	$132.1	$120.5	$30.3

Portfolio Characteristics
Fixed income portfolio book yield	3.19%	3.31%	3.37%	3.54%	3.64%	3.65%
Fixed income portfolio duration	2.9 years	3.0 years	2.9 years	3.1 years	3.1 years	3.2 years

(1) Excludes the net realized and unrealized gains/(losses) from the interest rate swaps and includes the net realized and unrealized gains/(losses) on the trading portfolio.

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net assets (1)	$3,435.1	$3,210.9	$3,156.0	$3,135.5	$3,090.7
Less: Preference shares	(508.1)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,927.0	$2,857.3	$2,802.4	$2,781.9	$2,737.1

Ordinary shares outstanding (in millions)	70.687	71.496	70.656	70.595	70.833

Ordinary shares and dilutive potential ordinary shares (in millions)	73.161	74.064	73.339	73.079	73.492

Book value per ordinary share	$41.41	$39.96	$39.66	$39.41	$38.64

Diluted book value per ordinary share	$40.01	$38.58	$38.21	$38.07	$37.24

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income/(Loss) Reconciliation

Net income/(loss) is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
(in US$ millions except where stated)

Net income/(loss) as reported (1)	$84.6	$9.1	$163.3	($143.7)
Preference share dividends	(8.3)	(5.7)	(14.0)	(11.4)

Net income/(loss) available to ordinary shareholders	76.3	3.4	149.3	(155.1)

Add (deduct) after tax income:
Net foreign exchange (gains)	10.9	4.8	7.9	3.0
Net realized (gains) on investments	10.3	16.9	5.1	9.8

Operating income/(loss) after tax available to ordinary shareholders	97.5	25.1	162.3	(142.3)
Tax on operating income/(loss)	8.0	2.9	12.4	(16.1)

Operating income/(loss) before tax available to ordinary shareholders	$105.5	$28.0	$174.7	($158.4)

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.07	$0.05	$2.10	$(2.19)
Add (deduct) after tax income:
Net foreign exchange (gains)	0.15	0.07	0.11	0.04
Net realized (gains) on investments	0.14	0.24	0.07	0.14

Operating income/(loss) adjusted for preference shares dividend	$1.36	$0.36	$2.28	$(2.01)

Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$1.03	$0.05	$2.02	$(2.19)
Add (deduct) after tax income:
Net foreign exchange (gains)	0.15	0.07	0.11	0.04
Net realized (gains) on investments	0.14	0.23	0.07	0.14

Operating income/(loss) adjusted for preference shares dividend	$1.32	$0.35	$2.20	$(2.01)

(1) In 2011, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.